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     ______________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 12, 1996

       Aames Capital Corporation on behalf of Aames Mortgage Trust 1996-C
             (Exact Name of Registrant as Specified in its Charter)


     California                     333-10185                    95-4438859
(State of Incorporation)          (Commission                 (I.R.S. Employer
                                  File Number)               Identification No.)


            3731 Wilshire Boulevard                      90010
            Los Angeles, California                    (Zip Code)
             (Address of Principal
               Executive Offices)

       Registrant's telephone number, including area code: (213) 351-6100

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)
     ______________________________________________________________________

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         The sole purpose of this Current Report on Form 8-K is to file the consent of Coopers & Lybrand L.L.P., independent accountants to Financial Security Assurance Inc. Financial Security Assurance Inc. will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 1996-C Mortgage Pass-Through Certificates, Series 1996-C.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 23.1     Consent of Coopers & Lybrand L.L.P.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AAMES CAPITAL CORPORATION


                                  By: /s/ Mark E. Elbaum
                                     -------------------------------------
                                          Mark E. Elbaum
                                          Senior Vice President -- Finance



Dated:  September 12, 1996